TD Asset Management

SUMMARY PROSPECTUS

February 28, 2012

TD Asset Management USA Funds Inc.

TDAM Institutional Treasury Obligations Money Market Fund

- Institutional Service Class (TDVXX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at www.tdamusa.com/Institutional_Fund_Documents. You can also get this information at no cost by calling 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated February 28, 2012, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Funds’ shares or determined whether this summary prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

®/ The TD Logo and other trade-marks are the property of The Toronto-Dominion Bank or a wholly owned subsidiary, in Canada and/or other countries.

TDAM Institutional Treasury Obligations Money Market Fund

Investment Objective

The TDAM Institutional Treasury Obligations Money Market Fund (the “Institutional Treasury Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Treasury Fund.

	Institutional Service Class
Shareholder Fees (fees paid directly from your investment)		None
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		None
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.08%
Total Other Expenses		0.33%
Total Annual Operating Expenses		0.43%

Example

This Example is intended to help you compare the cost of investing in the Institutional Treasury Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Treasury Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Service Class	$44	$138	$241	$542

Investment Strategies

The Institutional Treasury Fund is a money market fund. The Institutional Treasury Fund invests 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash. This investment policy can be changed by the Institutional Treasury Fund upon 60 days’ notice to shareholders. In selecting investments for the Institutional Treasury Fund, the Investment Manager tries to increase income, without adding undue risk, by analyzing yields. The Investment Manager manages the maturity of the Fund and its portfolio to maximize the Institutional Treasury Fund’s yield based on current market interest rates and the Investment Manager’s outlook on the market, subject to the legal requirements applicable to money market funds. The Institutional Treasury Fund’s Statement of Additional Information (“SAI”) contains more information about the investments and strategies described in this Prospectus.

Principal Risks

Income/Interest Rate Risk  — The income from the Institutional Treasury Fund will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. Although the Institutional Treasury Fund’s U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Institutional Treasury Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Institutional Treasury Fund. The SEC or Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Institutional Treasury Fund.

An investment in the Institutional Treasury Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional Treasury Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart and table illustrate the risks of investing in the Institutional Service Class of the Institutional Treasury Fund. The bar chart shows changes in the Institutional Service Class’ performance from year to year. The table shows average annual total returns of the Institutional Treasury Fund. Of course, past performance is not necessarily an indication of how a Fund will perform in the future. For updated performance information, please call (866) 416-4031 or visit www.tdamusa.com.

ANNUAL TOTAL RETURN for the periods ended 12/31 each year

Institutional Treasury Obligations Fund — Institutional Service Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.01% (for the quarter ended 12/31/11) and 0.00% (for the quarter ended 12/31/09), respectively.

AVERAGE ANNUAL TOTAL RETURN for periods ended 12/31/11 (1)

	1 Year	Since Inception (November 3, 2008)
Institutional Treasury Obligations Fund — Institutional Service Class	0.01%	0.02%

(1)	As of 12/31/11, the 7-day yield for the Institutional Treasury Fund — Institutional Service Class was 0.01%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Institutional Treasury Fund’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

Balance Minimums.  For shareholders wishing to purchase shares directly from the Institutional Treasury Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per shareholder across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional Treasury Fund, TDAM Institutional Money Market Fund, TDAM Institutional Municipal Money Market Fund and TDAM Institutional U.S. Government Fund. The minimum account balance and initial purchase requirement may be less if you purchase and hold shares through a financial intermediary.

Tax Information

The Institutional Treasury Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional Treasury Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Institutional Treasury Fund and its related companies may pay the Financial Intermediary for the sale of Institutional Treasury Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Institutional Treasury Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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